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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26,1998

                        PATRIOT BANK CORP.
     (Exact name of registrant as specified in its charter)

        Delaware                   0-26744           23-2820537
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)       Ident. No.)

High and Hanover Streets, Pottstown Pennsylvania      19464
     (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (610) 323-1500

                               N/A
 (Former name or former address, if changed since last report.)

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Item 4.  Changes in Registrant's Certifying Accountant.

          On February 26, 1998, the Board of Directors of Patriot Bank Corp. (the "Company") engaged KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1998. The Company interviewed several independent accounting firms before selecting KPMG Peat Marwick LLP. The decision to change the Company's accountants was recommended by the Audit Committee of the Company's Board of Directors.

          The Company did not have any disagreements with the Company's former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the Company's last two fiscal years or any subsequent interim period. The prior accountant's reports on the Company's financial statements for the years ended December 31, 1996 and 1997 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

          The Company did not consult with KPMG Peat Marwick LLP on any matter during the Company's two most recent fiscal years.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

          Exhibit 16.1 - Letter of Grant Thornton LLP re change
                         in accountants.*

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*    To be filed by amendment.
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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PATRIOT BANK CORP.

Dated:  March 4, 1998

                              By /s/ Richard A. Elko
                                   Richard A. Elko
                                   Executive Vice President and
                                   Chief Financial Officer
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                          EXHIBIT INDEX

Exhibit Number

16.1      Letter of Grant Thornton LLP re change in accountants.*

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*    To be filed by amendment.